vo o d o o 1 NexTier 2022 Investor Day March 3, 2022

2 Forward Looking Statements & Disclosures All statements other than statements of historical facts contained in this presentation and any oral statements made in connection with this presentation, including guidance for 2022 and beyond and other outlook information (including with respect to the industry in which NexTier conducts its business), statements regarding our future business strategy and plans and objectives of management for future operations and expectation regarding the capabilities and impact of our products and services on our operating results and financial position, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements are generally accompanied by words such as “may,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “goal,” “project,” “contemplate,” “estimate,” “predict,” “potential,” “outlook,” “reflect,” “forecast,” “future” or “continue” or the negative of these terms or other similar expressions. Any forward-looking statements contained in this presentation or in oral statements made in connection with this presentation speak only as of the date on which we make them and are based upon our historical performance and on current plans, estimates and expectations. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which NexTier conducts its business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (iv) the ability to obtain or renew customer contracts and changes in customer requirements in the markets NexTier serves; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) the effect of environmental and other governmental regulations on NexTier’s operations; (viii) the effect of a loss of, or interruption in operations of, NexTier’s operations, or of one or more key suppliers, or customers, including resulting from inflation, COVID-19 resurgence, product defects, recalls or suspensions; (ix) the variability of crude oil and natural gas commodity prices; (x) the market price (including inflation) and timely availability of materials or equipment; (xi) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xii) NexTier's ability to employ a sufficient number of skilled and qualified workers; (xiii) the level of, and obligations associated with, indebtedness; (xiv) fluctuations in the market price of NexTier's stock; (xv) the continued impact of the COVID-19 pandemic (including as a result of the emergence of new variants and strains of the virus, such as Delta and Omicron) and the evolving response thereto by governments, private businesses or others to contain the spread of the virus and its variants or to treat its impact, and the continuation or possibility of increased inflation, travel restrictions, lodging shortages or other macro-economic challenges as the economy emerges from the COVID-19 pandemic; and (xvi) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the effective integration of the acquired Alamo Pressure Pumping businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the transaction; unanticipated difficulties or expenditures relating to the transaction, the response or retention of customers and vendors as a result of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see our filings with the Securities and Exchange Commission (the "SEC"), including under the headings “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in NexTier’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 available on the SEC’s website or www.NexTierOFS.com. There may be other factors of which we are currently unaware or deem immaterial that may cause our actual results to differ materially from the forward-looking statements. We assume no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as may be required under applicable laws. Investors should not assume that any lack of update to a previously issued "forward- looking statement" constitutes a reaffirmation of that statement.

3 Non-GAAP Financial Measures We have included in this presentation and in oral comments made in connection with this presentation certain non-GAAP financial measures, some of which are calculated on segment basis or product line basis. These measurements provide supplemental information which management believes are useful to analysts and investors to evaluate our ongoing results of operations, when considered alongside GAAP measures such as net income and operating income. You should not consider them in isolation from, or as a substitute for, analysis of our results GAAP. Non-GAAP financial measures in this presentation include EBITDA, Adjusted EBITDA, adjusted EBITDA per fleet, Quarterly Annualized Adjusted EBITDA, free cash flow, adjusted gross profit per fleet, net debt, net leverage and Return on Invested Capital (“ROIC”). Management believes the presentation of these measures gives useful information to investors and shareholders as they provide increased transparency and insight into the performance of NexTier. EBITDA is defined as net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA, as further adjusted with certain items management does not consider in assessing ongoing performance. Management uses adjusted EBITDA to set targets and to assess the performance of NexTier. Adjusted EBITDA per fleet is defined as (i) adjusted EBITDA for a given quarter, (ii) divided by number of fleets deployed. Quarterly Annualized Adjusted EBITDA is defined as (i) Adjusted EBITDA for a given quarter (ii) multiplied by four quarters. Quarterly Annualized Adjusted EBITDA is presented in this presentation with respect to the fourth quarter of 2021. Free cash flow is defined as the net increase (decrease) in cash and cash equivalents before financing activities, excluding acquisitions. NexTier believes free cash flow is important to investors in that it provides a useful measure to assess management's effectiveness in the areas of profitability and capital management. Adjusted Gross profit per fleet is defined as (i) revenue less cost of services attributable to the fracturing and integrated wireline product line, further adjusted to eliminate items in cost of services that management does not consider in assessing ongoing performance for the fracturing and integrated wireline product line, (ii) divided by the fully-utilized fracturing and integrated wireline fleets (average deployed fleets multiplied by fleet utilization). Net debt is defined as (i) total debt, net of unamortized debt discount and debt issuance costs, (ii) subtracted by cash and cash equivalents. Management believes that using net debt is useful to investors and shareholders in determining our leverage since NexTier could choose to use cash and cash equivalents to retire debt. Net Leverage is defined as (i) net debt (ii) divided by the trailing twelve months of adjusted EBITDA. ROIC is defined as (i) net operating profit after tax (ii) divided by average invested capital. For a reconciliation of these non-GAAP measures presented on a historical basis, please see the tables at the end of this presentation. Reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures are not available due to the challenges and impracticability with estimating some of the items, particularly with estimates for certain contingent liabilities, and estimating non-cash unrealized fair value losses and gains which are subject to market variability and therefore a reconciliation is not available without unreasonable effort.

vo o d o o 4 The Future of Frac Robert Drummond, President & CEO Delivering on the Right Strategy at the Right Time

5 Leading the Future of Frac Passionate & Unrivalled Team Strong Balance Sheet Low Emission, Natural Gas-Powered Fleet Enabled by Digital Innovation

6 The Resilience of U.S. Shale

7 80 85 90 95 100 105 2017 2018 2019 2020 2021 2022 2023 U.S. EIA: World Liquid Fuels Production and Consumption Balance1 million barrels per day The Return of Balance in the Post-Pandemic Recovery Global Consumption EIA Forecast1 // 1Source: U.S. EIA, Short-Term Energy Outlook, January 2022 Global Production Global oil demand is set to reach pre-pandemic levels late in 2022 or in 2023 So far, supply has not kept up with demand during the recovery

8 World energy consumption will need Oil and Gas for years into the future 0 20 40 60 80 100 120 2020  2025  2030 2035  2040 2045 M B O E /D a y World Primary Energy Demand by Fuel Type, 2020-20451 Oil Natural Gas Renewables Coal Nuclear +17.6 mboe/d +21.5 mboe/d 1Source: OPEC World Oil Outlook 2022 • Global oil demand near-term increase estimate of +13.8 mb/d from 2020-20261 • Growth in Non-OECD countries require 45% more energy by 2045 • Cleaner natural gas will continue to fuel more of the world's energy The rise in renewables won't be enough to satisfy global energy demand

9 Driving Commodity Price Recovery Tier 2 acreage break-even1 Implied Stock Build 0 30 60 90 Jan-17 Jul-17 Jan-18 Jul-18 Jan-19 Jul-19 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 $ p er B ar re l West Texas Intermediate Spot Implied Stock Draw EIA Forecast2 • Oil prices are well above even Tier 2 acreage break-even across US Shale basins • E&P Operators shifting from investment mode to return-of- capital mode • NexTier E&P customers are highly confident at current prices 1Source: Enverus Operator Leaderboard Report 2Q2021. 2Source: U.S. EIA, Short-Term Energy Outlook, January 2022 Commodity pricing has recovered to exceed pre-pandemic era levels

10 Crude Production Growth Reliant on US Shale 0 1 2 3 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 M ill io n B ar re ls p er D ay US Tight Oil Production Growth Indexed to 2021, U.S. EIA 2021 Reference Case2 1Source: OPEC World Oil Outlook 2022 2Source: U.S. EIA, Annual Energy Outlook, AEO 2021 Reference Case According to OPEC1, more than 50% of global production growth from 2023- 2026 will come from US Shale

11 U.S. Total Production Forecast By Working Frac Fleets 10,000,000 15,000,000 20,000,000 25,000,000 30,000,000 1 -J a n -1 7 1 -A p r- 1 7 1 -J u l- 1 7 1 -O ct -1 7 1 -J a n -1 8 1 -A p r- 1 8 1 -J u l- 1 8 1 -O ct -1 8 1 -J a n -1 9 1 -A p r- 1 9 1 -J u l- 1 9 1 -O ct -1 9 1 -J a n -2 0 1 -A p r- 2 0 1 -J u l- 2 0 1 -O ct -2 0 1 -J a n -2 1 1 -A p r- 2 1 1 -J u l- 2 1 1 -O ct -2 1 1 -J a n -2 2 1 -A p r- 2 2 1 -J u l- 2 2 1 -O ct -2 2 1 -J a n -2 3 1 -A p r- 2 3 1 -J u l- 2 3 1 -O ct -2 3 1 -J a n -2 4 1 -A p r- 2 4 1 -J u l- 2 4 1 -O ct -2 4 1 -J a n -2 5 1 -A p r- 2 5 1 -J u l- 2 5 1 -O ct -2 5 1 -J a n -2 6 1 -A p r- 2 6 1 -J u l- 2 6 1 -O ct -2 6 Reference Case +5.4 MBOE U.S. EIA Production Outlook2 2021 to 2026E Low Case +1.8 MBOE High Case +9.9 MBOE Forecast // 0 Historical 1Source: NEX Fleet Estimate, 2Source: U.S. EIA, Annual Energy Outlook, AEO 2021 Reference Case Total Oil, Natural Gas Liquids, Dry Gas (MBOE/D) L48 Horizonal Shale Production Forecast by Working Frac Fleet Count1

12 Average HHP intensity across US Land basins has increased ~22% with operators requesting higher pump rates and simul- frac capable fleets Increased Frac Intensity and limited supply is setting up historically high equipment utilization 0 50 100 150 200 250 300 Active Stacked/ Available Newbuilds Natural Attrition Available Supply 2022 Demand 2023 Demand F ra c F le e ts 2018 Estimated Current A v e ra g e H H P p e r A ct iv e F le e t 47,500 58,000 Source: NEX Internal Estimates $800mm - $1B OFS Capital Infusion Source: NEX Internal Estimates

13 The NexTier Fleet Transformation

Not all **Horsepower** is created equal in a multi-tiered market

- Natural gas-powered frac equipment occupies a **premium position** in a segmented market
- NexTier has increased our dual fuel horsepower **by 7x** since the start of 2020
- Alamo acquisition **accelerated** our conversion strategy

Active US Land HHP[1]
February 2022

Active NexTier HHP
February 2022


Natural Gas Fueled
Conventional Diesel
Natural Gas Fueled
Conventional Diesel

[1]Source: NEX Internal Estimates, Rystad Energy

15 T2 Diesel to T2 Dual-Fuel T4 Diesel to T4 Dual-Fuel T2 Diesel to T4 Dual-Fuel Electric New Build Fuel Savings Capital Cost Maximizing Returns with Dual-Fuel Conversion We believe Tier 4 Dual-Fuel conversions are the most capital efficient way to lower costs and emissions Fuel Savings vs. Capital Cost Natural gas-powered equipment options 1x 1x 2x 4x “Sweet Spot” Tier 4 conversions with CAT OEM kits have the maximum gas substitution of any dual- fuel option Reduces emissions with natural gas fuel and improves air quality Enables natural gas fueled frac without adding excess capacity to the market Source: NEX Internal Estimates

16 Incremental Pricing Power Tiered Pricing is amplified in a constrained HHP market • Raising the Base: Tier 2 Diesel tightness sets in motion pricing power for the entire US frac fleet • Fuel Cost Savings: Dual-Fuel solutions are priced relative to their fuel cost savings potential • Natural Gas Cost Arbitrage: Competitive Gas v. Diesel economics enables higher price premiums on Dual-Fuel solutions 2020 Fleet Profitability Illustrative Adjusted GP per Fleet Diesel Tier IV Dual-Fuel Diesel Tier IV Dual-Fuel Current Market

17 Strategy Integrated Services Power Solutions Sustainable Equipment Enabled by:

Integrate for Efficiency

Create Value



HYDRAULIC FRACTURING

Top 3 U.S. Frac Company by Fleet Count

#1 Operator of Natural Gas-Powered Frac



WIRELINE AND PUMPDOWN

Integrating **#1** U.S. pumpdown and perforating businesses reduces frac NPT



NEXMILE LOGISTICS

Trucking business optimizes commodity delivery, **lowers** delivered cost



POWER SOLUTIONS

Natural gas fueling **maximizes** the diesel displacement of NexTier's dual-fuel fleets



SUBSURFACE OPTIMIZATION

Real-time downhole monitoring improves well productivity and optimizes completion design

INTEGRATION ENABLED BY



NEXHUB™ DIGITAL CENTER



NEXTIER

Source: Company estimates based on deployed and working fleets as of December 2021

Reduce Carbon, Reduce Cost

Fuel Cost
per Diesel Gallon Equivalent



-40%
-80%
Diesel
CNG
Field Gas

Natural Gas lowers cost...

Carbon Dioxide
Pounds per mmBtu Energy Produced[2]



-30%
Diesel
Natural Gas

...<u>and</u> lowers CO_2

NexTier has the
#1 NATURAL GAS-POWERED
Frac Fleet in the U.S.[1]

[1]Source: Daniel Energy Partners, based on total deployed hydraulic horsepower. [2]Source: U.S. Energy Information Administration

19

20 2021 ESG Initiatives in Action Sustainability Framework 57,000 Tons CO2e Reduced with Low Emissions Frac Equipment 4 daily flights Houston to New York for a year = 10 Million Heavy-Haul Miles Eliminated through AI- driven Logistics 400 trips circumnavigating the Earth = 2.7 Billion Gallons of Water Reused with Engineered Chemistry Systems Watering 1,700 18-hole golf courses all summer long = 8,474,333 In 2020… Gallons of diesel displaced 16,775,436 In 2021… Gallons of diesel displaced $40 MM+ Client Fuel Cost Savings • Invest in low emissions dual-fuel frac pumps • Displace diesel with lower carbon natural gas • Use AI-powered logistics platform to eliminate heavy-haul miles • Implement lab-developed engineered chemistry to enable recycled water

21 About Us

22 We are the Leader in U.S. Land Completions Largest Active Wireline Plug & Perf Fleet1#1 Permian Basin Completion Service Provider1#1 Dual-Fuel Natural Gas-Powered HHP1#1 1Source: Company estimates based on deployed and working fleets as of December 2021. Integrated Platform Amplified with Scale Wireline + Logistics + Natural Gas Fueling + NexHubTM Digital

NexTier + Alamo

The Premier Permian Partnership

Acquisition Highlights

Total HHP

+460k

Late model CAT Equipment

Tier IV DGB Capable

88%

Converted or ready-to-convert low emissions HP units

Permian Scale

2x

Doubles legacy NEX Permian footprint

Top Permian Pressure Pumper
by Active Fleet Count


NEX
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F

Source: Daniel Energy Partners, November 2021

Size and Scale
where it matters most...


NM
TX
ALAMO
PRESSURE PUMPING
Permian
Midland
Delaware

2x improvement to NexTier's Permian Basin 4Q21 EBITDA[1]

[1]With addition of Alamo's position in the Midland Basin to complement NexTier's existing Delaware Basin franchise

23

24 Finance Impact

25 Consistent Top Line Growth Quarterly Revenue Positive trajectory with incremental growth throughout 2021 + 28% + 35% + 30% $- $300 $600 2021 Q1 2021 Q2 2021 Q3 2021 Q4 M il li o n s Accelerating Results $510 Million Revenue $80 Million Adjusted EBITDA 2021 Q4 Results: Revenue Growth + 30% Growth vs. Q3 2021 with contribution from all Product and Service Lines

26 Capitalize on Cycle Dynamics Free Cash Flow Forecast Countercyclical investments timed to accelerate free cash flow 2022 Forward Looking Projections: Net Leverage Net Debt to TTM Adjusted EBITDA < 1X by end of 2022 Returns Exit Double Digit Adjusted EBITDA/Fleet Q1 2022 Free Cash Flow Meaningful FCF 2022 and beyond 2020 2021 2022E 2023E Strategic capex investments made ahead of cycle upturn Harvest returns and generate free cash flow

27 Elevate Value Power Solutions NexHub Digital Operations Innovative Engineering Integrated Wireline Service $7M/Fleet Potential Annual Incremental Adjusted EBITDA & CapEx Reduction Value per Fleet1 with fully realized Integrated Solutions Last-Mile Logistics Integration Elevate the value created by a standalone fleet through cost-saving and efficiency at the wellsite + NexHub Digital Operations: Extend the lifecycle of major pump components and leverage digital tools to optimize performance + Last-Mile Logistics: NexTier’s scale and AI platform reduces Frac NPT + Power Solutions Natural Gas Fueling: Maximizes diesel displacement and elevates field gas consumption + Wireline / Pumpdown Service: Decreases frac NPT to elevate frac performance + Innovative Engineering: Lowers NEX operating cost and improves $/boe for customer Total Value Synergies scalable based on client adoption of Integrated Solutions 1Value synergies not inclusive of Product Service Line Profit

28 Our Presentation Team Aaron Hilber VP, Power Solutions Haitham Soliman VP, Wireline Zach Wilbur VP, Frac Courtney Brownie Senior Finance Director Matt Gillard EVP & COO Robert Drummond President & CEO Kevin McDonald CAO & General Counsel Tommy Balez SVP, Sales & Marketing Allen Crum VP, Business Development Ben Dickinson Director, NexHub Operations Kenny Pucheu EVP & CFO Otman Algadi Director of Engineering Brian Bidigare SVP, Operations Support Mike Sabella VP, Investor Relations Joe McKie President, Alamo Pressure Pumping

vo o d o o 29 Integration Works Matt Gillard, Chief Operating Officer - NexTier Joe McKie, President - Alamo Pressure Pumping Wellsite Solutions with Value Generation at the Core

A large, multi-well pad can have as much as: Managing Complexity at the Wellsite Logistics 4,000 Routes Coordinated Trucking 50+ Heavy Trucks CNG Fuel 120,000 MSCF Natural Gas Proppant 160,000,000 Pounds Pumped Equipment $40,000,000 Asset Value Deployed Transportation 1,000,000 Miles Driven Personnel 75+ Operators On/Off Wellsite Diesel Fuel 400,000 Gallons Consumed Water 5,000,000 Barrels Pumped Suppliers 20+ Managed Vendors

Fully Integrated Wellsite & Ecosystem ▪ NexMile Logistics ▪ Next-Gen Frac Equipment ▪ Power Solutions Fueling ▪ Wireline ▪ Subsurface ▪ Client ▪ Suppliers It’s complex and large. Successful integration is KEY. + • Integrated solutions designed to increase efficiency and lower delivered cost per barrel for our clients • Has the maximum potential to create value in the partnership between NexTier and our clients

The Core of our Integration Strategy

Value Generation

Traditional
"Bundle Discount"
Model

Discounted OFS Price Margins + Client "One-Stop" Shopping = **No Value Creation**

vs.

NexTier's
Integrated Solutions
Model

- Highest Wireline Efficiency
- Lowest Landed Cost Logistics
- Best Natural Gas Substitution
- Optimum Size and Scale
- Real-Time Wellsite Monitoring

Enabled by: NexHub™ Digital Center

Maximum Value Creation

Integration today is a **whole different world**

KEY OUTCOMES:
- ❖ Business Continuity
- ❖ Value Creation

Integration in today's resource-constrained market has to come with

Size & Scale


Alamo
NexTier
Relative Scale of Largest Client Operations
NexTier Scale


Products
Client
Equipment
Value-Centric Optimization
Resources
People

A **flexible and scaled** operation combined with the ability to **digitally optimize** services in real time with machine learning and automation is key

33

Integration with multi-fleet clients: True Integrated Solutions Partnership Integrated Fleet - Basic • Wireline • Power Solutions • Trucking • Chemicals Multiple Integrated Dual-Fuel Fleets • Project Managers • SQ Management On-site • Increased Scale & Scope Fully Integrated Wellsite •Dedicated Management •Digital Across all PSLs •Optimized Diesel Displacement •IntelliStimSM Optimization Deploy Next-Gen eFleets • Low-Risk Electric Solution • Flexibility • Learn Together, Build Together Lowest-Emission Fleets •Multiple Basins •Maximized Gas Fueling •100% Integrated Wellsite •Optimized Solution SERVICE PROVIDER RELATIONSHIP INTEGRATED SOLUTIONS PARTNERSHIP Shared Multi-Fleet Economies of Scale

Fully Integrated Wellsite & Ecosystem NexTier integrates industry-leading logistics, innovative technology, best-in-class equipment and AI-driven solutions to deliver: NexTier Integrated Wellsite Solutions VALUE to clients and shareholders The Completion Cycle

NexTier
Integrated Wellsite Solutions



Ben Dickinson
Director, NexHub Operations



Brian Bidigare
SVP, Operations Support



Zach Wilbur
VP, Frac



Aaron Hilber
VP, Power Solutions



Haitham Soliman
VP, Wireline



Otman Algadi
Director, Engineering

Agenda

- NexHub™ Digital Operations
- NexMile Logistics
- Next-Gen Frac Equipment
- Power Solutions CNG Fueling
- Wireline
- Subsurface Optimization

NexHub™ Digital Operations ▪ The digital link to connect clients, engineering, logistics, and maintenance ▪ Automation-backed digital tools to improve decision-making and optimize wellsite operations ▪ Enable more productive, efficient and cost-effective operations NexTier Integrated Wellsite Solutions NexHubTM Digital Operations Center

38 The Tools Have Changed Ben Dickinson, Director - NexHub™ Operations The Future of Digitally Integrated Operations

Manual Processes Traditional Data Architecture Growing Reliance on Data Inconsistent Practices Rising Costs Human Errors Limited Skillsets Barriers to Efficient, Cost-Effective Operations

Digital Automation Unified Operating Platform Data-Driven Decisions Machine Accuracy Reduced Costs Fewer Personnel Cloud Integration The NexTier Strategy

41 The Solution Digital Engineering Operations ▪ 24/7 remote engineering support ▪ Real-time job monitoring ▪ Cloud data management Logistics Controls Tower ▪ Centralized optimization platform ▪ Fewer total trucks deployed ▪ Powered by automation Equipment Health Monitoring ▪ Digitally driven predictive maintenance ▪ 24/7 equipment technical support ▪ Optimized diesel displacement Power Solutions ▪ Remote control and support of equipment ▪ Schedules all natural gas deliveries ▪ Maximizes field gas and CNG blend real-time

Equipment Health Monitoring drives higher equipment performance at lower operating costs


NEXTIER
COMPLETION SOLUTIONS

Annual CAPEX reduced by
$1.5M annually, per fleet.


Engine Lifecycle
+110%
Mar-20
Jul-20
Nov-20
Mar-21
Jul-21
Nov-21


Power End Lifecycle
+125%
Mar-20
Jul-20
Nov-20
Mar-21
Jul-21
Nov-21


Transmission Lifecycle
+65%
Mar-20
Jul-20
Nov-20
Mar-21
Jul-21
Nov-21

42

01 Pre-Digital Revolution ENGINEERING

01 0203 04 Workforce Efficiency Saved: $445k annually per fleet Digital Operations Engineering

45 Power Solutions CNG Fueling 40% MORE GAS USED THAN COMPETITORS1 1Competitors with similar equipment, based on NEX estimates • Unique service line launched with existing digital tools to operate business • Provides instant scale using NexHub™ automation and workflows Power Solutions Engineers control: • All trucking and CNG deliveries • Blend of CNG and field gas • Equipment alerts and investigations

46 Integrated Logistics Control Tower provides an efficient network for on-time delivery 0 10 20 30 40 50 60 70 80 90 100 October'21 November'21 December'21 Q4 2021 West Texas Optimized Trucking Mileage NexTier Mileage/Load Competitor Mileage/Load Mileage Reduction 910,000 Annually, per fleet using optimized model Source: NEX internal estimates

Partnered Data Agendas Complete Visibility of Operations Removal of Wellsite Silos Automated Data Entry Aligned Incentives Integrated Data NexHub™ Capabilities Enable Full Client Integration

48 Traditional Digital Operating Model SERVICE COMPANY CLIENT OPERATIONS DATA INEFFICIENCES LACK OF INTEGRATION SERVICE COMPANY PLATFORMS DOWNHOLE DATA EMISSIONS DATA

49 NexHub™ Partnership Model • One Source of Truth • Digital Synergies • Fully Automated Integration Client Open-Source Platform

Digital Engineering Clients Power Solutions Wireline Reservoir Equipment Health Logistics Control Tower

51 Elevate Value NexHub™ Digital Operations NexHub™ Integration Elevate the value of standalone fleet operations through cost-saving and efficiency-driving synergies at the wellsite + Equipment Health Monitoring: Early failure detection to extend the life of major pump components and reduces annual CAPEX + Digital Operations Engineering: Leveraging the digital platform to amplify the effectiveness of the engineering workforce by 4X + Power Solutions Engineering: Unique CNG fueling business designed to use automation to deliver 40% above the competition + Logistics Control Tower: Using an optimized delivery network to reduce total trucking miles delivered per well + Connecting to Clients: Creating digital synergies to optimize customers' daily business processes Total Value Synergies scalable based on client adoption of Integrated Solutions $2.0M Potential Annual Incremental Adjusted EBITDA & Capex Reduction Value per Fleet1 with fully realized NexHub Integration 1Value synergies not inclusive of Product Service Line Profit

▪ Large presence creates economies of scale and flexibility ▪ Digitally-driven Logistics Control Tower = highest load/day efficiency ▪ Enabled with NexTier internal drivers for more reliable, more cost-efficient last-mile deliveries NexMile Logistics NexTier Integrated Wellsite Solutions

vo o d o o 53 Logistics Control Tower Brian Bidigare, SVP, Operations Support Leveraging Scale and Technology to Enhance Frac Efficiency Enabled by:

54 The Issues We Saw That Made Us Invest 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 Market Challenges • Driver Availability • Increased Costs • Growing Demand • Asset Availability Truck Driver Shortage from 2011 to 2028 Source: American Trucking Association

55 The Issues We Saw That Made Us Invest $90 $100 $110 $120 $130 $140 $150 $160 $170 $180 Ja n -0 4 Ja n -0 5 Ja n -0 6 Ja n -0 7 Ja n -0 8 Ja n -0 9 Ja n -1 0 Ja n -1 1 Ja n -1 2 Ja n -1 3 Ja n -1 4 Ja n -1 5 Ja n -1 6 Ja n -1 7 Ja n -1 8 Ja n -1 9 Ja n -2 0 Ja n -2 1 Supply Chain Deliverables • Maximize Frac Efficiency • Business Continuity • Fleet Mobilization • Cost Management Price Index - General Freight Trucking Source: U.S. Bureau of Labor Statistics

56 Answers to the Challenge STEP 1 STEP 2 STEP 3 STEP 4 31% 6% 35% $3M+ Reduction in Downtime Increase in Integrated Frac Profitability Reduction in Drivers Reduction in Haul Cost/Fleet/Year Logistics Platform Results:

STEP 1

Build the Machine

Scalable Driver Pool

- **40% - Internal Drivers** (NexTier)
- **35% - Owner Operators** (All-Power Acquisition)
- **25% - Third-Party Carriers** (Typical OFS)


Oilfield Services Driver Overview
25%
35%
40%
100%
RELIABLE
NexTier Model
Oil Field Services
Internal Drivers
Owner Operators
Third Party

57

58 Optimize the Machine STEP 2 AI Technology Maximizes: • Driver Utilization • Lowest Landed Cost • Asset Turns • Back Office AI PREDICTIVE ALERTS SMART DISPATCH OPTIMIZED MINE SELECTION REGIONAL SAND MINE OPTIMIZED DRIVING ROUTE LOWEST LANDED LOST LOGISTICS CONTROL TOWER

59 Run the Machine Box System Bottom Drop System Pneumatic Systems STEP 3 • Fit-for-Purpose Last- Mile Solution (sand mine to wellsite) • Supplier Capital • Real-Time Route Optimization • ESG Conscious ONE SIZE DOES NOT FIT ALL

60 Sustain the Machine STEP 4 NexMile Tractor Maintenance Service • Insulates NexTier from general market • Repair priorities aligned to frac services • Reduce cost through buying power • Increased asset turns

61 OVERALL COST NO. OF TRUCKS NONPRODUCTIVE TIME NO. OF MILES FRAC EFFICIENCY Impact to Operations: Out of Network A Third-Party, Single Source Model Logistics Variables: Driver E-Logs Driver Locations Best Delivery Route Lowest Sand Mine Contract Weather Conditions Real-Time Frac Operations Sand Mine Distance Traffic Conditions Sand Mine Load Times

62 Driver E-Logs Driver Locations Best Delivery Route Lowest Sand Mine Contract Weather Conditions Real-Time Frac Operations Sand Mine Distance Traffic Conditions Sand Mine Load Times NexTier Model Logistics Variables: OVERALL COST NO. OF TRUCKS NONPRODUCTIVE TIME NO. OF MILES FRAC EFFICIENCY Impact to Operations:

63 Integration and Scale 1NEX Estimated drivers optimized for rig-up/down, proppant, chemicals, fuel, wireline deliveries Unbundled Integrated One Fleet 61 46 Unbundled Integrated Five Fleets 302 207 Unbundled Integrated Ten Fleets 302 207 602 390 -35% -31% Reduced Drivers by 35% Reduced Customer Haul Cost by $3M/Fleet/Year Number of Drivers Required1

64 Elevate Value Last-Mile Logistics Integrated Logistics • Distinctive Logistics Platform • Addresses Market Challenges • Ensures Continuity of Supply • Focused on Maximized Frac Efficiency • Less Downtime • Increased Profitability • Leverages Scale to Lower Cost • Fewer Drivers • Lower Cost • ESG Conscious • Fewer Miles Driven Total Value Synergies scalable based on client adoption of Integrated Solutions 1Value synergies not inclusive of Product Service Line Profitability $1.1M Potential Annual Incremental Adjusted EBITDA Value per Fleet1 with fully realized Integrated Logistics

▪ Largest Tier 4 dual-fuel frac fleet in US ▪ #1 operator of natural gas- powered frac equipment ▪ Top Permian pressure pumper by active fleet count Next-Gen Frac Equipment Source: Company estimates based on deployed and working fleets as of December 2021 NexTier Integrated Wellsite Solutions

vo o d o o 66 Next-Generation Frac Zach Wilbur, VP - Frac Optimizing Fuel Sources and Reducing Emissions at the Wellsite

67 Drivers for Next-Generation Market: ESG Investors and Customers Regulatory and Political Infrastructure Gas Availability and Grid Power Financial

68 Oxy teams with Macquari to deliver world’s first carbon- neutral oil from Permian basin to India Suncor Energy releases 2021 Report on Sustainability and Climate Report Exxon Mobil to achieve net zero GHG emissions in Permian operations by 2030 Climate activists and gas companies are betting big on methane California Resources Corporation announces appointment of first Chief Sustainability Officer Seneca Resources and NexTier to collaborate on comprehensive emissions testing for well completion operations Chevron venture capital arm launches $300M low-carbon energy fund TotalEnergies and GHGSat launch a new initiative to monitor offshore methane emissions by satellite ‘Green technology can guarantee zero gas flaring’ EQT joins global methane-emissions reduction partnership

69 Photo: www.thetexan.news Regulatory and Political Drivers Initiatives Supporting Flare Capture and Reduced Emissions Increased Natural Gas Infrastructure Increased Natural Gas Fuel Availability Increased Access to Diesel Alternatives for Lower Emissions and Cost Savings The Oil and Gas Industry continues to collaborate with regulators to work towards a common goal.

70 Grid Power Infrastructure 0 1000 2000 3000 4000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 L o a d ( M W ) Actual Load 5-Yr Load Forecast Delaware Basin Load Forecast Actual vs. 5-yr Load Forecast Comparison Source: ERCOT Supplemental Status Update on Permian Basin Permian Grid Power Demand Growth Outpacing Texas 5:1 Some E&P's developing private Micro Grids to power Frac Fleets

71 Natural Gas Infrastructure 7,700+ miles of Natural Gas Transmission built in past 6 years, with 1,300 miles built in 2021 Flare capture regulation driving more natural gas availability and Infrastructure NexTier Virtual CNG Pipeline

72 The Natural Gas Advantage Disproportionately advantaged vs. Diesel to lower well costs 1EIA Henry Hub Spot Natural Gas Price at 5,691,000 Btu/BOE $16 MM $11 MM $8.5 MM $6 MM 100% Diesel Fueled Fleet 50% Gas Fueled Fleet 70% Gas Fueled Fleet 100% Gas Fueled Fleet All-in Annual Frac Fuel Cost2 Estimated for typical US Land Frac Fleet, 4,000 pump-hrs on Field Gas 2Assumes field gas is frac equipment compatible without treatment. Includes daily fixed costs for diesel fuel handling Natural gas remains incredibly cost competitive vs. oil as an energy source Fuel cost advantage is created for equipment that is natural gas capable $0 $30 $60 $90 Dec 06, 2019 Feb 2022Dec 2

73 Primary Frac Fleet Types Conventional Diesel Overall Market: 60%+ Dual-Fuel Overall Market: 32% Electric Overall Market: 6%

74 Conventional Diesel Tier 2 Dual Fuel Tier 4 Dual Fuel eFleet +NG Turbine eFleet +NG Generator Total Active Market >60% 21% 9% 6% <1% Capital Cost Baseline 0.3X 0.5X 2.2X 2.0X Gas Substitution 0% 40% - 55% 55% - 70% > 100% 100% Annual Fuel Cost Savings Baseline 25%-35% Lower 40%-50% Lower ~65% Lower ~70% Lower ROIC $$ $$$ $ $ ▪ NexTier only service provider offering all new gen options ▪ NexTier only completions service provider offering new generation equipment and all fuel sources on location (Fuel, CNG, Power Generation) Fleet Type Comparison Optimized choice to balance fuel cost savings, low emissions, and returns

75 US Land Fleet Segmentation Forecast 6% 11% 12% 9% 15% 20% 5% 9% 12% 17% 23% 26% 26% 95% 90% 86% 77% 62% 48% 42% 2017 2018 2019 2020 2021 2022 2023 C O N V E N T IO N A L D IE S E L N A T U R A L G A S C A P A A B L E E L E C T R IC O R 1 0 0 % G A S Increase in Gas-Fueled Fleets ▪ Market interest is driving an increase in natural gas capable fleets ▪ Demand is greatest for fleets with the highest level of diesel displacement ▪ Pricing premiums for fleets is generally correlated to the fuel cost savings potential Source: Rystad Energy NEX Dual-Fuel Market Share = 28%

76 Horsepower Market: Investment & Emissions BALANCED ESG LEADER INVESTMENT FOCUSED Emissions In ve st m en t HIGH LOW HIGH LOW Low Emissions fleets are worth a premium in the market for better ESG performance

77 Elevate Value Tiered Equipment Elevate the value created by a standalone fleet through multiple tiers of natural gas substitution and low emissions profiles + Tier 2 Dual Fuel: 50% Natural Gas Substitution Fleet + Tier 4 Dual Fuel: 70% Natural Gas Substitution Fleet with Tier 4 EPA Emissions + Electric Fleet: 100% Alternative Fueled with Lowest Emissions Potential Base Conv. Diesel Integrated Fleet Value Tier 2 Dual Fuel Tier 4 Dual Fuel Electric Fleet Next-Gen Equipment Illustrative Annualized Adjusted EBITDA per Fleet All Tiers Ultimately Compared to Base +$3M +$6M +$6-8M

▪ Innovative and propriety CNG gas-blending technology ▪ Uninterrupted fuel supply to ensure optimal natural gas fueling ▪ Highest diesel displacement to lower cost and emissions Power Solutions Natural Gas Fueling NexTier Integrated Wellsite Solutions

vo o d o o 79 Power Solutions Aaron Hilber, VP - Power Solutions Courtney Brownie, Senior Finance Director Leading the Transition to Alternative Fuels

80 New Natural Gas Fueling Service to Address Common E&P Challenges E&P Experience Level with Natural Gas Fueling Common Challenges How Power Solutions Overcomes These Challenges Little to None Extensive Defining the scope. Securing the right service providers. Realizing only some of the equipment’s economic and environmental potential. Integration enables single supplier for entire scope. Seamless project execution with little E&P involvement. Aligned incentives and a reliable fuel supply enable industry-leading performance.

81 Step up transformer Transmission lines Step down transformer Distribution lines Natural gas-powered power plant Midstream gas plant NEX compression facility NEX CNG transport trailers NEX pressure reduction system (PRS) NEX hose distribution system How Does Natural Gas Become Fuel for Wellsite Equipment? Home Electricity Process CNG Process

82 Unique Service with Integrated Frac and Natural Gas Producing Wells Integrated Wellsite Cryogenic Gas Processing Plant Lean Treated Gas Field Gas CNG Transportation Pressure Reduction System (PRS) CNG Compression Facility

83 Deploying the Next-Generation of CNG Equipment • Highest-capacity mobile PRS available • Only dual-purpose PRS in the market • High reliability, built-in redundancy • Highest CNG capacity transport trailer in 40 ft • Advanced CNG compressor station • Integrated with data van and NexHub™ Digital Center

84 Revolutionary Approach to Field Gas • Patent-pending technology that blends lean CNG with rich field gas • Single supplier and equipment solution for every pad • Easiest and most reliable method to use field gas • Supplemental CNG always available to maximize fuel savings Traditional Gas Treatment Field Gas CNG Fuel to Engines NexTier CNG Blend Gas Process Complexity ScaleLOW HIGH Fuel to Engines Field Gas Waste water/oil NGL s

85 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 The Results Tell the Story NEX Fracturing Fleet + NexTier Power Solutions NEX Fracturing Fleet + Third-Party Gas Providers CNG – Third Party CNG – Power Solutions Field Gas NexTier CNG Blend 2021 Average Diesel Displacement – Customer A with NexTier Fleet +40% 100% Enabling customers to increase fuel savings and emission reductions by an additional 40% or more Customer retention and satisfaction Increased market value of NexTier top-tier dual-fuel equipment

86 Barriers to Entry NexTier has four critical legs to stand alone with our unrivaled strategy. 1Source: Company estimates based on deployed and working fleets as of December 2021

87 Capturing Natural Gas Available Market Drilling Rigs, Remote Power Generation, Water Treatment, Gas Lift, etc. Multiple options to expand and diversify US Natural Gas Frac Fleet Market Permian Basin US Land Core Market

Integrated Fueling Only completions service provider to integrate fueling and frac Maximum Diesel Displacement With the best equipment, NexHub™ digital center, and on-site collaboration. Best-in-Class Equipment Highest performing CNG equipment with next- generation technology. Strong Independent Financials Returns on fuel sales provide attractive payback period and enhanced frac value.

89 Standalone Power Solutions Profit Delivers a Quick Return on Capital Source: Based on NEX internal estimates Removes barriers for clients to transition to natural gas fleets ~2–3-year payback for dual-fuel fleets Payback period accelerates to <2 years for electric fleets Increases the value of our premium dual-fuel frac fleets ~$2-4M potential annual incremental adjusted EBITDA/fleet for dual-fuel fleets ~$5M potential annual incremental adjusted EBITDA/fleet for electric fleets

90 Elevate Value Power Solutions Integration with Power Solutions Elevate the value of standalone fleet operations through cost-saving and efficiency-driving synergies at the wellsite + Power Solutions CNG Fueling: Innovative CNG fueling technology drives maximum diesel displacement technology, elevating the market premium of NexTier dual-fuel fleets Total Value Synergies scalable based on client adoption of Integrated Solutions 1Value synergies not inclusive of Product Service Line Profitability $750k Potential Annual Incremental Adjusted EBITDA Value per Fleet1 with fully realized Integrated Power Solutions

Wireline Operations ▪ #1 wireline fleet in the US by active trucks deployed ▪ Fully integrated to frac with single-point operations manager ▪ Real-time link between subsurface data and fracturing operations NexTier Integrated Wellsite Solutions vo o d o o 92 Wireline Haitham Soliman, VP Wireline Capturing the Value of Integration at the Wellsite

93 ARKLATEX WEST TEXAS SOUTH TEXAS MID-CONTINENT ROCKIES BAKKEN NORTHEAST Why NexTier Wireline #1 Plug & Perf Wireline Company1 Synergy at the Wellsite Performance & Technology Integrated Completions Value 1Source: Company estimates based on deployed and working fleets as of December 2021

95 Revisiting Integration 20% Reduction in Wellsite Headcount Typical Completions NexTier Integrated Team

96 Perforation Technology & Support Digital Solutions that Enhance Wellsite Efficiency Performance and Technology Fracturing Optimization Lower Carbon Footprint with Increased Reliability ELECTRIC SOLUTIONS

Enhancing Frac Efficiency

The Results and The Recipe

Pumping Hours per Day



22%
Increase in Daily Operating Completions Efficiency¹
Non-NEX Wireline Crew
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21

[1]Source: NEX internal estimates

1. **Consolidation of Suppliers**
2. **Incentives Aligned to Win**
3. **More Efficiency, Lower Cost**

97

Integrated Completions Value Potential $1.5M Adjusted EBITDA added per frac fleet annually 2.5 Additional pumping hours per day per crew 40 Production days per fleet annually 6-8 Added wells per fleet annually Source: NEX internal estimates

99 Elevate Value Integrated Wireline Service Integrated Wireline Elevate the value of standalone fleet operations through cost-saving and efficiency-driving synergies at the wellsite + Improved Frac Efficiency: 22% increase in daily completions efficiency adds 2.5 add’l pump-hrs per day vs. fleets with third party wireline + Headcount Synergies: Integration across NexTier service lines enables personnel synergies that optimize the headcount on location Total Value Synergies scalable based on client adoption of Integrated Solutions 1Value synergies not inclusive of Product Service Line Profitability $2.0M Potential Annual Incremental Adjusted EBITDA Value per Fleet1 with fully realized Integrated Wireline

WellPulse℠
Offset Pressure Monitoring System
Offset Wellhead
IntelliStim℠
Monitoring Well

NexTier
Integrated Wellsite Solutions

Subsurface
Engineering & Technology

- Patented LateralScience℠ engineered completion method **maximizes perforation effectiveness**
- IntelliStim℠ frac optimization system provides real-time reservoir visibility to **make every frac count**
- Delivers significantly improved production at a **lower cost per BOE**

vo o d o o 101 Reservoir Unlocked Otman Algadi, Director of Engineering Engineered Solutions to Elevate Performance in US Shale

102 Using Technology to Add Value and Reduce Cost per BOE 0 100 200 300 400 500 600 700 800 900 1000 0 6 12 18 24 30 36 42 48 P ro d u ct io n R a te - B O P D Time (Months) Innovative Oilfield Chemistry Fracture Design & Pre-Injection Diagnostics Real-Time Fracture Optimization After-Treatment Data Analysis Engineering Toolbox: +15% Year-1 Improvement Yield1: • Eagle Ford = +27k BOE • Permian (WC) = +23k bbls + $1.6 MM per well • Bakken = +19k bbls 1URTeC 2019-432, Ryan D., Robert C., Wood Mackenzie • Initial 12 months of production for 10,000 ft horizontal well US Shale Horizontal Well Production Rate Production results of optimizing for Total Value vs. Total Cost

New Technology • New chemistry product development • New technology introductions • Multiple patents on innovative chemistry Pre-Job Chemistry Tailoring • Alignment with treatment goals • Determine optimum fluid package • Prevent compatibility issues Post-Job Evaluation and Treatment Investigation • Production analysis • Troubleshooting Chemistry Innovation Center ESG-Focused Chemistry • ChemAppraise: Responsible Chemistry Rating

104 Tailored Chemistry Frac Fluid Optimization to Improve Well Results 0 50,000 100,000 0 100 200 300 400 500 C u m u la ti v e V o lu m e ( b b l) Time (days) Well B Well A Lab-Tested Surfactant Case Study Cumulative Oil Production Improvement from NexTier Chemistry 54% + Lab-optimized surfactants reduce the interfacial tension between oil and reservoir rock to improve well productivity + The Result: +54% Improvement = +125 BBL / Day Friction Reducer Flow Loop Study Treating Pressure Reduction from Pre-Job Lab Selection + Flow loop-tested friction reducers decrease friction along the casing wall, reducing pressure and pump wear-and-tear + Less Pressure = More Pump Rate, Less Pump Time 0 6,000 12,000 0 70 140 T re a ti n g P re ss u re , (p si ) Time (minutes) Flow Loop-Optimized FR Conventional FR Lower Pressure -11% Higher Injection Rate +12% Lower Pump Time -25%

105 1Source: U.S. Energy Information Administration 2Assumes oil price of $70/bbl Innovative Oilfield Chemistry Fracture Design & Pre-Injection Diagnostics Real-Time Fracture Optimization After-Treatment Data Analysis Engineering Toolbox: >$28 Billion in Annual US Production Untapped US Tight Oil Production 7.5 MM bbl/day1 Daily Production Value >$500MM2 + Untapped Reservoir Potential 15% Daily Production Untapped >$78MM + Not All Reservoir Rock Is Created Equal! Geometric frac designs leave millions of barrels untapped Fracture Design and the Challenge with Rock Variability

LateralScience℠ Fracture Design

An engineered solution to visualize the wellbore and release untapped reservoir rock in unconventional shale

Visualizing the Wellbore – Standard Completion

- All reservoir rock is considered to be the same throughout
- Geometric "cookie-cutter" treatment with "cookie-cutter" results


STAGE

Visualizing the Wellbore – LateralScience Method

- Full visibility of rock properties across the *entire wellbore length*
- Engineered completions designs to optimize the stage treatment


STAGE

The Injectivity "Trifecta" Solution


Engineered Completions
LateralScience Diagnostics
Diverting Agents
Extreme Limited Entry

106

107 0 100 200 300 400 500 0 1 2 3 4 5 P ro d u ct io n , M B O Time, Years Solving Cluster Inefficiency Leveraging geomechanical properties in variable rock to make each frac count Cumulative Oil Production Standard vs. LateralScience Frac Design + The LateralScience method leverages the rock properties to design the optimum treatment + Results = More Production and Less Waste LateralScience Frac Placement Cluster efficiency = 100% Frac Stage Target Zone Standard Frac Placement Cluster efficiency = 60% Frac Stage Target Zone 20%

108 Dynamic Fracturing Treatment Optimization Innovative Oilfield Chemistry Fracture Design & Pre-Injection Diagnostics Real-Time Fracture Optimization After-Treatment Data Analysis Engineering Toolbox: Permian Production Unit, 250+ Wells Existing Gas Wells Existing Oil Wells New Infill Drilled Wells 5-mi Frac Activity Radius

IntelliStim Frac Optimization System


Real-Time Subsurface Measurements
IntelliStim℠
Frac Optimization System
Machine Learning & Automation
Integrated Live Visualization

Real-Time Subsurface Measurements

Near-Wellbore Frac Monitoring

- Permanent Fiber Optic Install
- LateralScience Pre-Job Diagnostics
- Downhole Pressure Gauges

Far-Field Frac Monitoring

- Wireline-Deployed Fiber Optics
- WellPulse℠ Offset Pressure Monitoring

Machine Learning & Automation

- Enable surface automation with reservoir treatment reaction
- Predictive models

Integrated Live Visualization

- NexHub™ Digital Center
- Visualization & Analytics Platform
- 24/7/365 Engineering Support

109

110

111 The Journey to Automation Past Future IntelliStim Frac Optimization System Full AutomationTrial and Error Optimization Changes on Next Stage Cluster Location/Spacing Perforation Design Frac Sequence Prop. Volume Fluid Volume FR/HVFR Loading Diverter

112 Elevate Value Innovative Engineering $1.4M Potential Annual Incremental Adjusted EBITDA Value per Fleet1 with fully realized Integrated Engineering Solutions Innovative Engineering Elevating the base through value-driven engineering technology + Frac: Innovative chemistry, applied to streamline operations and reduce OPEX + Innovative Chemistry: Tailored fracturing fluid design to the specific reservoir rock to maximize returns + IntelliStim: Dynamic frac treatment optimization + Engineering: Rich engineering toolbox, focused to maximize returns Total Value Synergies scalable based on client adoption of Integrated Solutions 1Value synergies not inclusive of Product Service Line Profitability

113 Integration today is a whole different world of complexity In today’s resource-constrained market, integration has to come with size & scale that ONLY large, fully integrated completions companies have A flexible, integrated and scaled operation – combined with the ability to digitally optimize services in real time – is key to providing unmatched value to our clients and shareholders Key Takeaways: Integration Optimum fuel savings and environmental impact means owning the largest Tier 4 gas-powered fleet and integrated Power Solutions While technology and AI are key, it is empowered by forward-thinking, progressive and competitive personnel $ Lowest Landed Cost Logistics Best Natural Gas Substitution Highest Wireline Efficiency Optimum Size and Scale Real-time Wellsite MonitoringMaximum Value Creation Enabled by:

vo o d o o 114 The NexTier Advantage Tommy Balez, SVP, Sales & Marketing Unlocking Value for Our Customers

115 How does it all add up for the customer? Client Open- Source Platform

116 Lower Cost Lower Emissions Efficient Completions Connected Wellsite

117 Frac CONVENTIONAL CO2 CLIENT COST EFFICIENCY *NexTier estimates

118 Wireline Pumpdown Frac CO2 STAND ALONE STAND ALONE EFFICIENCY STAND ALONE CONVENTIONAL CLIENT COST *NexTier estimates

119 Wireline Pumpdown Trucking + Sand Frac CO2 STAND ALONE STAND ALONE EFFICIENCY STAND ALONE CONVENTIONAL CLIENT COST *NexTier estimates

120 Wireline Pumpdown Trucking + Sand Frac CO2 STAND ALONE STAND ALONE EFFICIENCY STAND ALONE ESG PRO CLIENT COST *NexTier estimates

121 Wireline Pumpdown Trucking + Sand Frac CO2 STAND ALONE STAND ALONE ESG PLATINUM EFFICIENCY STAND ALONE CLIENT COST *NexTier estimates

122 Wireline Pumpdown Trucking + Sand Frac EFFICIENCY STAND ALONE CO2 STAND ALONE STAND ALONE ESG PLATINUM CLIENT COST Power Solutions *NexTier estimates

123 EFFICIENCY STAND ALONE CO2 STAND ALONE STAND ALONE NexTier Advantage CLIENT COST *NexTier estimates

124 efficiency improvement tons CO2 per year NexTier Advantage 3% of annual budget* $8M +22% 11K *NexTier estimates

125 Client Open-Source Platform Integrated Data One Source of Truth Automated Data Entry Visibility on Operation NexHubTM enabling full client integration by solving… a real connected wellsite

126 Individualized Dashboard

127 NexTier Proprietary Apps

128 Higher efficiency and lower cost Real-time reservoir visibility with zero loss of ops efficiency Integration Powered by Digital Industry-leading diesel displacement and reduced emissions Instant digital connection to the entire operation Scale and integration to deliver in a resource-constrained market Ability to manage today’s complex wellsites with:

vo o d o o 129 Quantifying the Value Kenny Pucheu, EVP & CFO Poised to Outperform

130 NexTier Poised for Outperformance 2. Earnings Roll up of the value of integration and mid-cycle earnings potential 3. Leverage Demonstrate operational and financial leverage that will drive profitability 1. Momentum Enter 2022 with momentum along with a supportive backdrop 4. Returns Set up for sustained returns and long-term shareholder value creation 4 Key Tenants: Innovate. Integrate. Accelerate. EARNINGS LEVERAGE RETURNSMOMENTUM

MOMENTUM EARNINGS LEVERAGE RETURNS

Enter 2022 with Momentum

Four consecutive quarters of growth

- Growth via operational performance, integration, Alamo acquisition (Sept'21), and pricing
- Double revenue from Q2'21 to Q1'22


Market Growth Rate [1]
NEX Revenue Growth Rate
7%
28%
8%
35%
4%
30%
3%
14%
Q2'21
Q3'21
Q4'21
Q1'22 Guide

[1]Market Growth Rate is US Land Frac Spread Count Growth
Source: Rystad Energy ShaleWellCube, Rystad Energy research and analysis

Profitability momentum outpaces peers

- Operational & financial leverage with net pricing gains positively impacting profitability
- Exit Q1'22 double-digit adj. EBITDA/fleet

Q4 '21 Adjusted EBITDA as Reported (millions)
Comparison to Other Small-to-Mid Cap Oilfield Completions Service Peers


Includes Asset Sale[1]
$80.2
$39.4
$37.2
$20.6
NEX
Peer A
Peer B
Peer C

[1]Includes a $21.2 million gain on the sale of assets in Q4 2021

131

MOMENTUM EARNINGS LEVERAGE RETURNS

Elevate Value

Integration

Elevate the value created by a standalone fleet through **cost-saving** and **efficiency** at the wellsite

+ **NexHub Digital Operations:** Extend the lifecycle of major pump components and leverage digital tools to optimize performance
+ **Last-Mile Logistics:** NexTier's scale and AI platform reduces Frac NPT
+ **Power Solutions Natural Gas Fueling:** Maximizes diesel displacement and elevates field gas consumption
+ **Wireline / Pumpdown Service:** Decreases frac NPT to elevate frac performance
+ **Innovative Engineering:** Lowers NEX operating cost and improves $/BBL for customer

Total Value Synergies **scalable** based on client adoption of Integrated Solutions


NexHub Digital Operations
Innovative Engineering
Integrated Wireline Service
Power Solutions
Last-Mile Logistics
$7M/Fleet
Potential Annual Incremental Adjusted EBITDA & CapEx Reduction Value per Fleet[1] with fully realized Integrated Solutions

[1]Value synergies not inclusive of Product Service Line Profit

132

MOMENTUM EARNINGS LEVERAGE RETURNS

Elevate Value

Integration

Elevate the value created by a standalone fleet through **cost-saving** and **efficiency** at the wellsite

- + **NexHub Digital Operations:** Extend the lifecycle of major pump components and leverage digital tools to optimize performance
- + **Last-Mile Logistics:** NexTier's scale and AI platform reduces Frac NPT
- + **Power Solutions Natural Gas Fueling:** Maximizes diesel displacement and elevates field gas consumption
- + **Wireline / Pumpdown Service:** Decreases frac NPT to elevate frac performance
- + **Innovative Engineering:** Lowers NEX operating cost and improves $/BBL for customer

Total Value Synergies **scalable** based on client adoption of Integrated Solutions


$2M
CapEx Reduction
$7M/Fleet
Potential Annual Incremental
Free Cash Flow
per Fleet[1] with fully realized Integrated Solutions
$5M
Incremental Adjusted EBITDA

[1]Value synergies not inclusive of Product Service Line Profit

133

134 Illustrative Mid-Cycle Earnings Potential Tier 2 Diesel Base Integrated Logistics Wireline Tiered Dual-Fuel Power Solutions +Value of Integration NexTier 2.5x Potential Annual Adjusted EBITDA value per fleet with fully realized Integrated Solutions MOMENTUM LEVERAGE RETURNSEARNINGS Drive Profitability Integrated Service Offerings Base: Fleet of diesel-powered equipment + Integrated Logistics + Wireline + Tiered Dual-Fuel + Power Solutions + Value of Integration Fully integrated, low-emissions completions platform Product Service Line Profitability

MOMENTUM EARNINGS LEVERAGE RETURNS

Capital-Efficient Transformation

Countercyclical investments for fleet conversion to natural gas

- CAPEX-efficient upgrades at large scale
- Current lead times and inflation are barriers for competitors to catch up
- Less CAPEX required in 2022 and 2023, enables NEX to capture improved cycle returns

Natural Gas-Powered Horsepower (HHP)


818K HHP
118K HHP
2020-Q1
2021-EOY

97% of strategic CAPEX spend funded by divestitures in 2020 & 2021

- Divested non-core assets to invest in fleet transformation
- Excess Equipment sales comprising non-frac equipment sales, real estate, and HHP sold internationally

2020 & 2021 Divestments vs. Growth CAPEX


Excess Equipment Sale[1]
$ $ $
Well Support Services Sale
$ $ $
Dual-Fuel CAPEX
Power Solutions CAPEX
MDT Proprietary Frac Controls CAPEX
DIVESTMENTS
GROWTH CAPEX

[1]Excess equipment sales comprising non-frac equipment sales, real estate, and the sale of 1 frac fleet to international markets

135

MOMENTUM EARNINGS LEVERAGE RETURNS

High ROI Timed with Improved Cycle

Capital-efficient conversion of NexTier fleet

Acquisition of Alamo accelerated the shift to natural gas power & premier Permian position

Enabled by **NexHub™ Digital Operations** and integration, will see peak return during times of tight supply

Dual-Fuel Conversions:
1-2-year payback



Power Solutions:
<2.5-year payback


NexTier
NexTier

Alamo Accelerates the Strategy

Integration enabled by: NexHub Digital Center

136

137 Profitability Capex Execution of Strategy Achieved with Reduced Growth CAPEX Capital requirement reduced going forward • Countercyclical strategic CAPEX program timed for acceleration in the cycle • Selective growth opportunities such as Power Solutions will further enhance operating leverage • NexHub and equipment health monitoring support sustained lower maintenance CAPEX • NexTier positioned for sustainable FCF generation 2024 Value Creation 2021 MOMENTUM RETURNSEARNINGS LEVERAGE

MOMENTUM EARNINGS LEVERAGE RETURNS

Tax-Loss Carryforwards
Accelerate the returns


Value Creation
2021
2022
2023
2024
EPS at Federal Tax Rate
EPS with NOL benefit

Net Operating Loss carry-forwards provide significant cash savings through cycle as NexTier turns profitable

- NexTier expects to generate significant operating income in 2022 and beyond
- NexTier has **accrued $1.5 Billion** in eligible NOL carryforwards
- Significant **uplift to EPS and FCF** for foreseeable future
- Will add significant accretion to ROC and ROA over next couple years

138

139 Balance Sheet and Leverage Strengthening Strong free cash flow outlook drives further improvement in net leverage profile Multi-year debt maturity provides runway for navigating improved cycle value capture • Forecast net leverage less than 1x in 2022 and less than 0x in 2023 • Enhanced cash position provides optionality • ABL (undrawn) maturity 2024 • Term loan B maturity mid 2025 0 50 100 150 200 250 300 350 400 2022 2023 2024 2025 $ m m Term Loan Equipment Loan Capital Leases Undrawn Revolver MOMENTUM RETURNSEARNINGS LEVERAGE -3x -2x -1x 0x 1x 2x 3x 2021 2022E 2023E Net Debt to Adjusted EBITDA Projection Estimated Range 1See non-GAAP reconciliations included in the accompanying appendix to this presentation for the reconciliation of each historical non-GAAP measure to its most directly comparable GAAP measure. 1 vo o d o o 140 Robert Drummond, CEO CEO Conclusion

141 Uniquely positioned to capture market momentum and generate Sustained Returns Resilient Macro Backdrop Fleets are sold out across the market and healthy demand is projected to continue Premium Fleet Differentiation The largest fleet of natural gas- powered equipment1, positioned with size and scale where it matters Integrated Service Platform Value-added integrated service lines that enhance frac efficiency and reduce costs, all digitally enabled by NexHubTM Sustainable Solutions Upholding our commitment to deliver lower-carbon solutions and remain accountable to our ESG initiatives 1Source: Company estimates based on deployed and working fleets as of December 2021

MOMENTUM EARNINGS LEVERAGE RETURNS

2022 Near-Term **Outlook**

Annual Adjusted EBITDA Range


$320M
$236M
Base w/o Asset Sale[1]
$360M
$330M
Q4 2021 Annualized Adjusted EBITDA[2]
Announced Fleet Additions
Integration Value Capture and Net Pricing Uplift
2022 Adjusted EBITDA Outlook

[1]Excludes annualized impact of gains on disposal of assets in Q4 2021
[2]See non-GAAP reconciliations included in the accompanying appendix to this presentation for the reconciliation of each historical non-GAAP measure to its most directly comparable GAAP measure.

2022 Outlook

- 2 Announced Fleet Additions
- Integration Value Capture
- **10%** Year-over-Year, Exit-to-Exit Net Pricing Uplift
- Outlook Linked to Stable $WTI

142

143 Significant Profitability Upside Achievable with Limited Growth CapEx Potential Adjusted EBITDA Scenarios Compounding Impact from Premium Fleets, Value of Integration, and Improved Market Conditions EARNINGS LEVERAGE RETURNSMOMENTUM $330M $360M 2022E Adjusted EBITDA (5% Net Pricing Uplift Fully Realized) Future Pricing Scenarios Value of Integration Earnings Potential M il li o n s Linked to Stable $WTI Outlook +5% +10% +15% +$1M +$3M Adjusted EBITDA Building Blocks Every 10% net pricing recovery equals ~$240 million Additional incremental uplift per fleet from Value of Integration (net of CapEx Savings) +20% +$2M +$5M +$4M 40 50 60 70 80 90 100 2018 2019 2020 2021 2022E Pricing Scenarios US Frac Price Index Source: Rystad Energy, NEX Estimates +5% +10% +15% +20% The Customer Perspective Potential pricing scenarios are still discounted relative to prior-cycle pricing Year-over-Year Average Pricing Increase +5%

144 6.7% 9.0% S&P 500 NASDAQ NEX Outlook FY1 Market Beating Return Potential Return on Invested Capital 2022 outlook leads the broader market ▪ NEX ROIC for 2022 above benchmarks ▪ Fleet conversion completed in time for cycle upturn ▪ Further upside potential from future pricing gains 2022 Return on Invested Capital EARNINGS LEVERAGE RETURNSMOMENTUM Source: Bloomberg Market Data, 02-23-22 ROIC is generally defined as Net Operating Profit After Tax / Avg. Invested Capital Adjusted EBITDA $330M Adjusted EBITDA $360M

145 Positioned to lead OFS in Free Cash Flow Conversion ~50% FCF Conversion anticipated by consensus in 2022-2023 ▪ Harvesting returns from strategic CapEx investments made early in the cycle ▪ Less growth CapEx required in 2022 and 2023 ▪ Discounted EV/2023 EBITDA multiple compared to Peers 2022-2023 Consensus FCF Conversion EARNINGS LEVERAGE RETURNSMOMENTUM Source: Bloomberg Market Data 02-24-22 Calculations of the metrics provided may not be consistent with Company’s definition of Free Cash Flow, EBITDA, and Enterprise Value otherwise used in this presentation Completions: LBRT, PUMP, RES Drilling: HP, PTEN, NBR 50% 15% 24% 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 0% 10% 20% 30% 40% 50% 60% NEX Completions Avg Land Driller Avg FCF Conversion EV/2023 EBITDA Multiple NE

146 Delivering on the Right Strategy at the Right Time Leader of the most desirable natural gas-powered portion of the frac market Integrated completions solutions optimized by NexHub TM digital center with value generation at the core Countercyclical investment strategy to generate peer- leading free cash flow and returns Positioned for upside with compounding impact of premium fleets, improving market conditions, and value of integration

147 Appendix

148 Reconciliation and Calculation of Non-GAAP Financial Measurements Adjusted EBITDA (unaudited, amounts in thousands) Three Months Ended December 31, 2021 Net income $ 10,854 Interest expense, net 7,976 Income tax expense (264) Depreciation and amortization 52,764 EBITDA $ 71,330 Plus management adjustments: Acquisition, integration and expansion(1) 3,779 Non-cash stock compensation(2) 7,235 Market-driven costs(3) 504 Divestiture of business(4) 279 Gain on equity security investment(5) (3,041) Litigation(6) 100 Other 44 Adjusted EBITDA $ 80,230 (1) Represents transaction and integration costs related to acquisitions. (2) Represents non-cash amortization of equity awards issued under the Company's Incentive Award Plan. (3) Represents leased facility closures and restructuring costs incurred. (4) Represents bad debt expense and contingent liability recognized on the sale of the Well Support Services segment and related to the bankruptcy filing of Basic Energy Services. (5) Represents the unrealized gain on an equity security investment composed primarily of common equity shares in a public company. (6) Represents increases in accruals related to contingencies acquired in business acquisitions or exceptional material events. Net Debt (unaudited, amounts in thousands) December 31, 2021 Total debt, net of unamortized debt discount and debt issuance costs $ 374,885 Cash and cash equivalents 110,695 Net Debt $ 264,190